Exhibit 99.2

UNITED STATES DEPARTMENT OF JUSTICE

OFFICE OF THE UNITED STATES TRUSTEE

EASTERN DISTRICT OF MICHIGAN

In Re:	CHAPTER 11 (BUSINESS)
Eugene Welding Company
2420 Wills Street	Case Number:	08-50381
Marysville, MI 48040	Operating Report Number:	3
Debtor(s).	For the Month Ending:	7/31/2008

I. CASH RECEIPTS AND DISBURSEMENTS

A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			0.00
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS

3. BEGINNING BALANCE:			136,071.35
4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable - Post-filing		3,088,200.00

Accounts Receivable - Pre-filing		149,228.48

General Sales

Other (Specifiy)	____________	____________
**Other (Specifiy)	____________	48,759.53

TOTAL RECEIPTS THIS PERIOD:			3,286,188.01
5. BALANCE:			3,422,259.36
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)		0.00

Disbursements (from page 2)		3,305,449.60

TOTAL DISBURSEMENTS THIS PERIOD:***			3,305,449.60

7. ENDING BALANCE:			116,809.76

8. General Account Number(s):		686538547
		JP Morgan Chase Bank
Depository Name & Location:		40 N. Main Street
		Dayton, OH 45423

*	All receipts must be deposited into the general account.

**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfer’d	**Amount Disbursed	Amount
7/2/2008	10001841	3D STORAGE SYSTEMS LIMITED	Factory Supplies		$29,451.99	$29,451.99
7/1/2008	10001854	J.D. STEEL PRODUCTS, LLC	Materials - Steel		$103,177.45	$103,177.45
7/1/2008	10001855	V&S DETROIT GALVANIZING LLC	Outside Services		$269.50	$269.50
7/1/2008	10001857	FERRELLGAS	Welding Gas		$485.49	$485.49
7/2/2008	10001858	KELCO METALS INC.	Materials - Steel		$45,832.54	$45,832.54
7/2/2008	10001859	STEEL OF WEST VIRGINIA, INC	Materials - Steel		$26,091.59	$26,091.59
7/2/2008	10001860	CONTRACTORS STEEL CO.	Materials - Steel		$25,613.63	$25,613.63
7/2/2008	10001861	S.P. KISH INDUSTRIES	Materials - Paint		$8,142.50	$8,142.50
7/2/2008	10001862	PATRIOT PAINT	Materials - Paint		$5,920.00	$5,920.00
7/2/2008	10001863	AUTOMATIC DATA PROCESSING, INC	Payroll Processing Fees		$359.59	$359.59
7/2/2008	10001864	AUTOMATIC DATA PROCESSING, INC	Payroll Processing Fees		$301.18	$301.18
7/2/2008	10001865	AUTOMATIC DATA PROCESSING, INC	Payroll Processing Fees		$256.06	$256.06
7/3/2008	10001867	IMPACT STEEL - CANADA	Materials - Steel		$57,453.90	$57,453.90
7/3/2008	10001868	J.D. STEEL PRODUCTS, LLC	Materials - Steel		$52,803.90	$52,803.90
7/3/2008	10001869	PHOENIX STAMPING GROUP LLC	Materials - Steel		$41,465.20	$41,465.20
7/3/2008	10001870	AMCOL CORPORATION	Factory Supplies		$3,509.55	$3,509.55
7/3/2008	10001871	E&R INDUSTRIAL SALES	Factory Supplies		$2,000.00	$2,000.00
7/3/2008	10001872	ST. CLAIR PACKAGING, INC.	Factory Supplies		$1,628.00	$1,628.00
7/3/2008	10001873	STANLEY INDUSTRIES INC.	Materials - Steel		$1,311.89	$1,311.89
7/3/2008	10001874	STEEL OF WEST VIRGINIA, INC	Materials - Steel		$756.00	$756.00
7/3/2008	10001875	TURBOTRON	Repairs & Maintenance		$385.00	$385.00
7/3/2008	10001876	EUGENE WELDING CO. FLEX ACC	Employee Flex Plan Spending		$74.00	$74.00
7/7/2008	10001878	LAURUS MASTER FUND TPO	Service Charges Forwarded To Lender		$37.47	$37.47
7/7/2008	10001879	FERRELLGAS	Welding Gas		$818.80	$818.80
7/7/2008	10001880	AUTOMATIC DATA PROCESSING, INC	Payroll Processing Fees		$342.05	$342.05
7/8/2008	10001882	IMPACT STEEL - CANADA	Materials - Steel		$45,739.80	$45,739.80
7/8/2008	10001883	S.P. KISH INDUSTRIES	Materials - Paint		$8,297.50	$8,297.50
7/8/2008	10001884	FILTER AND COATING TECH.	Factory Supplies		$5,400.00	$5,400.00
7/8/2008	10001885	UNIVERSAL FOREST PRODUCTS	Factory Supplies		$2,658.80	$2,658.80
7/8/2008	10001886	PATRIOT PAINT	Materials - Paint		$1,822.65	$1,822.65
7/8/2008	10001887	AMCOL CORPORATION	Factory Supplies		$410.40	$410.40
7/8/2008	10001888	V&S DETROIT GALVANIZING LLC	Outside Services		$311.50	$311.50
7/8/2008	10001889	LIVONIA TOOL	Factory Supplies		$210.00	$210.00
7/8/2008	10001890	J & L WIRE CLOTH LLC	Factory Supplies		$175.28	$175.28
7/9/2008	10001892	J.D. STEEL PRODUCTS, LLC	Materials - Steel		$56,832.52	$56,832.52
7/9/2008	10001893	JANCO STEEL	Materials - Steel		$52,341.44	$52,341.44
7/10/2008	10001895	CONTRACTORS STEEL CO.	Materials - Steel		$21,629.49	$21,629.49
7/10/2008	10001896	SPRAYING SYSTEMS CO.	Factory Supplies		$1,518.00	$1,518.00
7/10/2008	10001897	ST. CLAIR PACKAGING, INC.	Factory Supplies		$37.00	$37.00
7/11/2008	10001898	EUGENE WELDING CO. FLEX ACC	Employee Flex Plan Spending		$157.00	$157.00
7/11/2008	10001900	AJ STEEL TRADING	Materials - Steel		$75,214.70	$75,214.70
7/11/2008	10001901	JANCO STEEL	Materials - Steel		$19,973.43	$19,973.43
7/11/2008	10001902	3D STORAGE SYSTEMS LIMITED	Purchased Parts for Jobs		$880.43	$880.43
7/11/2008	10001903	STANLEY INDUSTRIES INC.	Materials - Steel		$833.01	$833.01
7/11/2008	10001904	D&F MACHINE SPECIALTIES	Factory Supplies		$207.90	$207.90
7/11/2008	10001905	DELL	Computer Supplies		$95.39	$95.39
7/11/2008	10001906	AUTOMATIC DATA PROCESSING, INC	Payroll Processing Fees		$254.65	$254.65
7/14/2008	10001907	FERRELLGAS	Welding Gas		$823.20	$823.20
7/14/2008	10001909	LAWSON STEEL INC	Materials - Steel		$78,679.75	$78,679.75
7/14/2008	10001910	J.D. STEEL PRODUCTS, LLC	Materials - Steel		$58,425.00	$58,425.00
7/14/2008	10001911	B & D STEEL COMPANY	Materials - Steel		$23,022.38	$23,022.38
7/14/2008	10001912	FOCUS MANAGEMENT GROUP	Professional Services		$20,000.00	$20,000.00
7/14/2008	10001913	CONTRACTORS STEEL CO.	Materials - Steel		$31,710.82	$31,710.82
7/14/2008	10001914	STEEL OF WEST VIRGINIA, INC	Materials - Steel		$22,832.32	$22,832.32
7/14/2008	10001915	SAMUEL STRAPPING SYSTEMS	Repairs & Maintenance		$8,284.73	$8,284.73
7/14/2008	10001916	STANLEY INDUSTRIES INC.	Materials - Steel		$4,378.84	$4,378.84
7/15/2008	10001918	PREMIER STEEL INC	Materials - Steel		$46,528.30	$46,528.30
7/15/2008	10001919	PATRIOT PAINT	Materials - Paint		$5,586.75	$5,586.75
7/15/2008	10001920	V&S DETROIT GALVANIZING LLC	Outside Services		$250.00	$250.00
7/16/2008	10001922	LAURUS MASTER FUND TPO	Service Charges Forwarded To Lender		$1,755.50	$1,755.50
7/16/2008	10001923	J.D. STEEL PRODUCTS, LLC	Materials - Steel		$114,574.50	$114,574.50
7/16/2008	10001924	IMPACT STEEL - CANADA	Materials - Steel		$20,506.95	$20,506.95
7/16/2008	10001925	S.P. KISH INDUSTRIES	Materials - Paint		$13,730.00	$13,730.00
7/16/2008	10001926	CONTRACTORS STEEL CO.	Materials - Steel		$4,158.92	$4,158.92
7/17/2008	10001928	EUGENE WELDING CO. FLEX ACC	Employee Flex Plan Spending		$77.00	$77.00
7/17/2008	10001929	PHOENIX STAMPING GROUP LLC	Materials - Steel		$40,657.91	$40,657.91
7/17/2008	10001930	CONTRACTORS STEEL CO.	Materials - Steel		$1,727.17	$1,727.17
7/17/2008	10001931	UNIVERSAL FOREST PRODUCTS	Factory Supplies		$259.14	$259.14
7/17/2008	10001932	AIR CENTER, INC.	Factory Supplies		$164.00	$164.00
7/17/2008	10001933	STANLEY INDUSTRIES INC.	Materials - Steel		$87.22	$87.22
7/18/2008	10001935	CHARLEVOIX ENERGY TRADING	Utilities		$30,664.66	$30,664.66
7/18/2008	10001936	PREMIER STEEL INC	Materials - Steel		$75,000.00	$75,000.00
7/18/2008	10001937	J.D. STEEL PRODUCTS, LLC	Materials - Steel		$52,184.43	$52,184.43
7/18/2008	10001938	PREMIER STEEL INC	Materials - Steel		$46,528.30	$46,528.30
7/18/2008	10001939	OLYMPIC STEEL	Materials - Steel		$19,621.40	$19,621.40
7/18/2008	10001940	AUTOMATIC DATA PROCESSING, INC	Payroll Processing Fees		$442.35	$442.35
7/21/2008	10001941	FERRELLGAS	Welding Gas		$818.80	$818.80
7/21/2008	10001943	PREMIER STEEL INC	Materials - Steel		$96,037.35	$96,037.35
7/21/2008	10001944	BERG STEEL CORPORATION	Materials - Steel		$39,554.08	$39,554.08

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfer’d	**Amount Disbursed	Amount
7/22/2008	10001946	IMPACT STEEL - CANADA	Materials - Steel		$35,165.45	$35,165.45
7/22/2008	10001947	J.D. STEEL PRODUCTS, LLC	Materials - Steel		$25,905.04	$25,905.04
7/22/2008	10001948	PATRIOT PAINT	Materials - Paint		$790.20	$790.20
7/22/2008	10001949	STANLEY INDUSTRIES INC.	Materials - Steel		$797.16	$797.16
7/23/2008	10001951	CONTRACTORS STEEL CO.	Materials - Steel		$26,549.82	$26,549.82
7/23/2008	10001952	IMPACT STEEL - CANADA	Materials - Steel		$21,344.64	$21,344.64
7/23/2008	10001953	OLYMPIC STEEL	Materials - Steel		$39,105.00	$39,105.00
7/23/2008	10001955	EUGENE WELDING CO. FLEX ACC	Employee Flex Plan Spending		$77.00	$77.00
7/24/2008	10001956	J.D. STEEL PRODUCTS, LLC	Materials - Steel		$27,576.13	$27,576.13
7/24/2008	10001957	NUCOR STEEL - BERKELEY	Materials - Steel		$24,457.50	$24,457.50
7/24/2008	10001958	CHAPPELL STEEL CO. INC.	Materials - Steel		$6,035.44	$6,035.44
7/24/2008	10001959	DELL	Computer Supplies		$2,204.80	$2,204.80
7/25/2008	10001961	FERRELLGAS	Welding Gas		$1,084.07	$1,084.07
7/25/2008	10001962	OLYMPIC STEEL	Materials - Steel		$90,035.55	$90,035.55
7/28/2008	10001963	IMPACT STEEL - CANADA	Materials - Steel		$7,113.25	$7,113.25
7/25/2008	10001964	STANLEY INDUSTRIES INC.	Materials - Steel		$238.48	$238.48
7/28/2008	10001965	AUTOMATIC DATA PROCESSING, INC	Payroll Processing Fees		$364.15	$364.15
7/28/2008	10001967	J.D. STEEL PRODUCTS, LLC	Materials - Steel		$84,888.45	$84,888.45
7/29/2008	10001969	OLYMPIC STEEL	Materials - Steel		$56,677.50	$56,677.50
7/29/2008	10001970	B & D STEEL COMPANY	Materials - Steel		$39,215.76	$39,215.76
7/29/2008	10001971	ALRO STEEL CORPORATION	Factory Supplies		$579.88	$579.88
7/29/2008	10001972	EUGENE WELDING CO. FLEX ACC	Employee Flex Plan Spending		$77.00	$77.00
7/30/2008	10001974	J.D. STEEL PRODUCTS, LLC	Materials - Steel		$125,214.24	$125,214.24
7/30/2008	10001975	CALFEE HALTER & GRISWOLD LLP	Professional Services		$60,000.00	$60,000.00
7/30/2008	10001977	THE REHMANN GROUP	Accounting Services		$23,000.00	$23,000.00
7/30/2008	10001978	CONTRACTORS STEEL CO.	Materials - Steel		$7,654.57	$7,654.57
7/30/2008	10001979	S.P. KISH INDUSTRIES	Materials - Paint		$5,215.00	$5,215.00
7/30/2008	10001980	FOCUS MANAGEMENT GROUP	Professional Services		$5,000.00	$5,000.00
7/30/2008	10001981	CONTINENTAL METALS	Materials - Steel		$1,000.00	$1,000.00
7/30/2008	10001982	AMERICAN GRINDING & MACH.	Factory Supplies		$418.60	$418.60
7/30/2008	10001983	V&S DETROIT GALVANIZING LLC	Outside Services		$374.50	$374.50
7/30/2008	10001984	STANLEY INDUSTRIES INC.	Materials - Steel		$244.13	$244.13
7/31/2008	10001986	BARR ENGINEERING COMPANY	Engineering Services		$9,150.00	$9,150.00
7/30/2008	10001987	AMCOL CORPORATION	Factory Supplies		$2,552.00	$2,552.00
7/31/2008	10001988	OLYMPIC STEEL	Materials - Steel		$50,306.85	$50,306.85
7/1/2008	10076036	DKW HEAVY HAUL, INC	Freight for materials		$1,750.00	$1,750.00
7/1/2008	10076037	MARSH CAMPBELL CO./RANDY	Factory Supplies		$49.80	$49.80
7/1/2008	10076038	MARSH CAMPBELL CO./RANDY	Factory Supplies		$461.62	$461.62
7/1/2008	10076039	APPLIED INDUSTRIAL TECH.	Factory Supplies		$348.87	$348.87
7/1/2008	10076040	AIRGAS OF PORT HURON	Welding Gas		$658.55	$658.55
7/2/2008	10076041	HOGEN INDUSTRIES, INC.	Materials - Steel		$1,571.56	$1,571.56
7/2/2008	10076042	RAYMOND EXCAVATING CO.	Grade/Gravel parking lots		$3,560.00	$3,560.00
7/2/2008	10076043	ATLANTIC TOOL, INC	Repairs & Maintenance		$3,600.00	$3,600.00
7/3/2008	10076044	CHARLES SMITH	Vacation Pay - Manual Check		$2,150.75	$2,150.75
7/3/2008	10076045	MCALLISTER, WILLIAM	Vacation Pay - Manual Check		$956.48	$956.48
7/3/2008	10076046	BSR TOOL COMPANY	Factory Supplies		$457.85	$457.85
7/3/2008	10076047	MARSH CAMPBELL CO./RANDY	Factory Supplies		$334.80	$334.80
7/3/2008	10076050	A T & T	Utilities		$645.44	$645.44
7/3/2008	10076051	ADAIR SALVAGE	Factory Supplies		$1,821.82	$1,821.82
7/3/2008	10076052	AIRGAS GREAT LAKES	Factory Supplies		$667.35	$667.35
7/3/2008	10076053	AUTOMATIC DATA PROCESSING, INC	Payroll Processing Fees		$899.29	$899.29
7/3/2008	10076054	CARGOTAINER	Factory Supplies		$42.72	$42.72
7/3/2008	10076055	CENTURY TELEPHONE OF MICHIGAN	Utilities		$513.67	$513.67
7/3/2008	10076056	CINTAS CORP	Uniform Cleaning		$613.76	$613.76
7/3/2008	10076057	CLEANALL SERVICES	Shop Cleaning		$650.00	$650.00
7/3/2008	10076058	DEPENDABLE REFRIGERATION	Repairs & Maintenance		$265.00	$265.00
7/3/2008	10076059	EDWARDS, DOUGLAS	Reimbursed Expenses		$1,187.50	$1,187.50
7/3/2008	10076060	FEDERAL EXPRESS CORP.	Postage		$56.76	$56.76
7/3/2008	10076061	FRAZA/FORKLIFTS	Monthly Forklift Rentals		$6,630.00	$6,630.00
7/3/2008	10076062	HOOK, PATRICK	Reimbursed Expenses		$354.06	$354.06
7/3/2008	10076063	IKON OFFICE SOLUTIONS	Copier Lease		$600.98	$600.98
7/3/2008	10076064	ING LIFE INSUR. & ANNUITY CO.	Employee 401K Plans		$575.37	$575.37
7/3/2008	10076065	ISHRED	Office Supplies		$150.00	$150.00
7/3/2008	10076066	LENDO, JOSEPH	Reimbursed Expenses		$51.31	$51.31
7/3/2008	10076067	LINCOLN NATIONAL LIFE INS. CO.	Employee 401K Plans		$3,894.40	$3,894.40
7/3/2008	10076068	LUPP LOGISTICS LLC	Freight for materials		$2,350.00	$2,350.00
7/3/2008	10076069	MACMARTY ADVERTISING INC.	Advertising Expense		$4,850.00	$4,850.00
7/3/2008	10076070	MICHIGAN SHIPPERS SUPPLY	Factory Supplies		$211.05	$211.05
7/3/2008	10076071	MID-CON FREIGHT SYSTEMS, INC	Freight for materials		$552.96	$552.96
7/3/2008	10076072	NOWICKI, GINA	Reimbursed Expenses		$6.36	$6.36
7/3/2008	10076073	PEPLOWSKI, PATRICK	Reimbursed Expenses		$822.92	$822.92
7/3/2008	10076074	SPIRIT SERVICES CO	Factory Supplies		$136.75	$136.75
7/3/2008	10076075	ST. JOHN RIVER DIST OCC	Employee Physical Exams		$62.00	$62.00
7/3/2008	10076076	SUNRISE MANAGEMENT SERVICES	Garbage Dumpsters for shop		$739.70	$739.70
7/3/2008	10076077	UNITED PARCEL SERVICE	Postage		$33.94	$33.94
7/3/2008	10076078	WATER LADY, INC., THE	Water for shop		$29.37	$29.37
7/8/2008	10076079	ALL STAR SERVICES INC.	Factory Supplies		$269.52	$269.52
7/8/2008	10076080	MARINE POLLUTION CONTROL	Environmental Expense - Mill Sludge		$5,000.00	$5,000.00
7/8/2008	10076081	GRIFFON STEEL	Materials - Steel		$1,552.68	$1,552.68
7/8/2008	10076082	AMERICAN HACK & BAND INC	Factory Supplies		$476.50	$476.50
7/8/2008	10076083	APPLIED INDUSTRIAL TECH.	Factory Supplies		$186.16	$186.16

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfer’d	**Amount Disbursed	Amount
7/8/2008	10076084	KAMMER, BRUCE R. JR	Lawn Cutting/ Maintenance		$1,175.00	$1,175.00
7/8/2008	10076085	CAMPBELL & SHAW	Factory Supplies		$5,162.20	$5,162.20
	10076086	VOIDED CHECK			$—	$—
7/10/2008	10076087	AIRGAS OF PORT HURON	Welding Gas		$4,786.00	$4,786.00
7/10/2008	10076088	AIRGAS OF PORT HURON	Welding Gas		$94.56	$94.56
7/10/2008	10076089	SYNTEK DESIGN	Materials for Jobs		$2,214.24	$2,214.24
	10076090	VOIDED CHECK			$—
	10076091	VOIDED CHECK			$—
7/11/2008	10076092	APPLIED INDUSTRIAL TECH.	Factory Supplies		$249.56	$249.56
7/11/2008	10076093	CINTAS CORP	Uniform Cleaning		$486.48	$486.48
7/11/2008	10076094	DELUXE SYSTEMS	Office Supplies		$268.62	$268.62
7/11/2008	10076095	FEDERAL EXPRESS CORP.	Postage		$161.44	$161.44
7/11/2008	10076096	ING LIFE INSUR. & ANNUITY CO.	Employee 401K Plans		$477.50	$477.50
7/11/2008	10076097	JOBSCOPE CORPORATION	Computer Support Services		$1,696.34	$1,696.34
7/11/2008	10076098	LENDO, JOSEPH	Reimbursed Expenses		$146.99	$146.99
7/11/2008	10076099	LINCOLN NATIONAL LIFE INS. CO.	Employee 401K Plans		$4,168.92	$4,168.92
7/11/2008	10076100	LUPP LOGISTICS LLC	Freight for materials		$2,375.00	$2,375.00
7/11/2008	10076101	MARLETTE, CITY OF	Utilities		$74.06	$74.06
7/11/2008	10076102	MICHIGAN CONFERENCE OF	Employee Health Insurance		$109,379.40	$109,379.40
7/11/2008	10076103	MID-CON FREIGHT SYSTEMS, INC	Freight for materials		$2,669.11	$2,669.11
7/11/2008	10076104	MIKE OLAR	Vacation Pay - Manual Check		$9.60	$9.60
7/11/2008	10076105	NOWICKI, GINA	Reimbursed Expenses		$103.00	$103.00
7/11/2008	10076106	PORT CITY COMMUNICATIONS	Answering Service		$106.52	$106.52
7/11/2008	10076107	PREMIERE GLOBAL SERVICES	Utilities		$34.00	$34.00
7/11/2008	10076108	R.R. DONNELLEY RECEIVABLES,INC	Tarpon Company Expenses		$611.00	$611.00
7/11/2008	10076109	ROPPOSCH, JAMES L.	Employee Housing Rental		$2,200.28	$2,200.28
7/11/2008	10076110	SECURIAN RETIREMENT SERVICES	Employee 401K Plans		$3,635.64	$3,635.64
7/11/2008	10076111	SEMCO ENERGY	Utilities		$2,312.80	$2,312.80
7/11/2008	10076112	SPRINT-NEXTEL	Utilities		$435.46	$435.46
7/11/2008	10076113	ST. JOHN RIVER DIST OCC	Employee Physical Exams		$125.00	$125.00
7/11/2008	10076114	TEAMSTERS LOCAL #339	Employee Union Dues		$3,351.00	$3,351.00
7/11/2008	10076115	UNITED PARCEL SERVICE	Postage		$214.80	$214.80
7/11/2008	10076116	V R TUBULAR PRODUCTS INC.	Sales Commissions		$1,500.67	$1,500.67
7/11/2008	10076117	WATER LADY, INC., THE	Water for shop		$116.11	$116.11
7/11/2008	10076118	WILLOW ENTERPRISES	Drug Testing for employees		$787.50	$787.50
7/14/2008	10076119	MICHIGAN PETROLEUM TECH INC.	Factory Supplies		$1,924.70	$1,924.70
7/14/2008	10076120	WITHERS STEEL COMPANY	Materials - Steel		$2,441.00	$2,441.00
7/14/2008	10076121	ARCTIC GLACIER PREMIUM ICE	Factory Supplies		$75.60	$75.60
7/16/2008	10076122	MARSH CAMPBELL CO./RANDY	Factory Supplies		$244.70	$244.70
7/16/2008	10076123	APPLIED INDUSTRIAL TECH.	Factory Supplies		$926.92	$926.92
7/17/2008	10076124	BRADSHAW, JAMES W	Reimbursed Expenses		$1,215.62	$1,215.62
	10076125	VOIDED CHECK			$—
7/17/2008	10076126	MARSH CAMPBELL CO./RANDY	Factory Supplies		$729.55	$729.55
7/17/2008	10076127	LOZNAK REAL ESTATE ENTERPRISES	Building Rent Expense		$20,000.00	$20,000.00
7/18/2008	10076128	APPLIED INDUSTRIAL TECH.	Factory Supplies		$416.45	$416.45
	10076129	VOIDED CHECK			$—
	10076130	VOIDED CHECK			$—
7/18/2008	10076131	A T & T	Utilities		$50.06	$50.06
7/18/2008	10076132	AIR LIQUIDE AMERICA L.P.	Welding Gas		$2,396.38	$2,396.38
7/18/2008	10076133	AMERICAN INTERNATIONAL GROUP	Factory Supplies		$129,772.00	$129,772.00
7/18/2008	10076134	AT&T	Utilities		$130.20	$130.20
7/18/2008	10076135	BAAKKO, TINA	Mileage		$11.11	$11.11
7/18/2008	10076136	BLUE WATER LIFT TRUCK SERVICE	Fuel for trucks		$600.00	$600.00
7/18/2008	10076137	CINTAS CORP	Uniform Cleaning		$1,814.65	$1,814.65
7/18/2008	10076138	DETROIT EDISON CO.	Utilities		$17,156.42	$17,156.42
7/18/2008	10076139	DISCOUNT TWO-WAY RADIO	Cellular Telephone Supplies		$655.00	$655.00
7/18/2008	10076140	DOT HEALTH CARE PRODUCTS	First Aid Supplies for shop		$168.18	$168.18
7/18/2008	10076141	FEDERAL EXPRESS CORP.	Postage		$212.06	$212.06
7/18/2008	10076142	FERRELLGAS	Welding Gas		$418.15	$418.15
7/18/2008	10076143	HOOK, PATRICK	Reimbursed Expenses		$48.56	$48.56
7/18/2008	10076144	HYLANT GROUP, INC	Insurance		$20,119.00	$20,119.00
7/18/2008	10076145	IKON FINANCIAL SERVICES	Copier Lease		$604.52	$604.52
7/18/2008	10076146	ING LIFE INSUR. & ANNUITY CO.	Employee 401K Plans		$514.56	$514.56
7/18/2008	10076147	JERRY TOOLS, INC	Repairs & Maintenance		$39.50	$39.50
7/18/2008	10076148	LINCOLN NATIONAL LIFE INS. CO.	Employee 401K Plans		$4,649.99	$4,649.99
7/18/2008	10076149	LUDY, REBECCA	Reimbursed Expenses		$18.18	$18.18
7/18/2008	10076150	LUPP LOGISTICS LLC	Freight for materials		$1,150.00	$1,150.00
7/18/2008	10076151	PENSKE TRUCK LEASING	Vehicle Lease		$1,608.90	$1,608.90
7/18/2008	10076152	PEPLOWSKI, PATRICK	Reimbursed Expenses		$981.29	$981.29
7/18/2008	10076153	RICHFIELD MANAGEMENT LLC	Garbage Dumpsters for shop		$86.36	$86.36
7/18/2008	10076154	SAM’S CLUB	Office Supplies		$75.09	$75.09
7/18/2008	10076155	SPRINT	Utilities		$151.55	$151.55
7/18/2008	10076156	THE MCQUAIG INSTITUTE	Human Resource Job Search Tools		$1,050.00	$1,050.00
7/18/2008	10076157	UNITED PARCEL SERVICE	Postage		$89.86	$89.86
7/18/2008	10076158	VELTEC LABORATORIES	Chemistery Analysis		$180.00	$180.00
7/18/2008	10076159	WATER LADY, INC., THE	Water for shop		$167.70	$167.70
7/18/2008	10076160	GALCO IND. ELECTRONICS	Repairs & Maintenance		$780.00	$780.00
7/18/2008	10076161	BLUE WATER FUEL MANAGEMENT	Fuel for trucks		$5,000.00	$5,000.00
7/21/2008	10076162	APPLIED INDUSTRIAL TECH.	Factory Supplies		$177.96	$177.96
7/23/2008	10076163	STANDARD OFFICE SUPPLY	Office Supplies		$480.21	$480.21
7/23/2008	10076164	MARSH CAMPBELL CO./RANDY	Factory Supplies		$480.83	$480.83

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfer’d	**Amount Disbursed	Amount
7/25/2008	10076165	ING LIFE INSUR. & ANNUITY CO.	Employee 401K Plans		$588.87	$588.87
7/25/2008	10076166	LINCOLN NATIONAL LIFE INS. CO.	Employee 401K Plans		$4,497.26	$4,497.26
7/25/2008	10076167	SECURIAN RETIREMENT SERVICES	Employee 401K Plans		$4,071.80	$4,071.80
7/25/2008	10076168	SCHWEIHOFER, MARION	Reimbursed Expenses		$160.00	$160.00
7/25/2008	10076169	RUMSEY, COLIN	Reimbursed Expenses		$107.62	$107.62
7/25/2008	10076170	EDWARDS, DOUGLAS	Reimbursed Expenses		$751.61	$751.61
7/28/2008	10076171	ARCTIC GLACIER PREMIUM ICE	Factory Supplies		$89.29	$89.29
7/29/2008	10076172	AIRGAS OF PORT HURON	Welding Gas		$369.09	$369.09
7/29/2008	10076173	AIRGAS OF PORT HURON	Welding Gas		$648.08	$648.08
7/29/2008	10076174	COLBERT WELDING	Factory Supplies		$471.70	$471.70
7/29/2008	10076175	AMERICAN HACK & BAND INC	Factory Supplies		$895.30	$895.30
7/29/2008	10076176	MEDLER ELECTRIC COMPANY	Factory Supplies		$214.13	$214.13
7/29/2008	10076177	U.S. TRUSTEE	Bankruptcy Fees		$9,750.00	$9,750.00
7/29/2008	10076178	U.S. TRUSTEE	Bankruptcy Fees		$975.00	$975.00
7/30/2008	10076179	SOUTH PARK WELDING	Factory Supplies		$123.05	$123.05
7/30/2008	10076180	MARSH CAMPBELL CO./RANDY	Factory Supplies		$105.44	$105.44
7/30/2008	10076181	APPLIED INDUSTRIAL TECH.	Factory Supplies		$52.31	$52.31
7/30/2008	10076182	DKW HEAVY HAUL, INC	Freight for materials		$2,150.00	$2,150.00
7/31/2008	10076183	DRUG SCREENS PLUS	Drug Testing for employees		$82.00	$82.00
7/31/2008	10076184	SHARKEY TRANSPORTATION INC.	Freight for materials		$1,107.80	$1,107.80
7/31/2008	10076185	A T & T	Utilities		$971.15	$971.15
7/31/2008	10076186	ADAIR SALVAGE	Factory Supplies		$396.00	$396.00
7/31/2008	10076187	AIRGAS OF PORT HURON	Welding Gas		$768.76	$768.76
7/31/2008	10076188	AT&T INTERNET SERVICES	Utilities		$785.88	$785.88
7/31/2008	10076189	BRADSHAW, JAMES W	Reimbursed Expenses		$594.70	$594.70
7/31/2008	10076190	CENTURY TELEPHONE OF MICHIGAN	Utilities		$510.04	$510.04
7/31/2008	10076191	CHERI YEAGER	Office Cleaning		$300.00	$300.00
7/31/2008	10076192	CINTAS CORP	Uniform Cleaning		$1,259.07	$1,259.07
7/31/2008	10076193	CLEANALL SERVICES	Shop Cleaning		$650.00	$650.00
7/31/2008	10076194	DETROIT EDISON CO.	Utilities		$3,076.04	$3,076.04
7/31/2008	10076195	DOT HEALTH CARE PRODUCTS	First Aid Supplies for shop		$102.68	$102.68
7/31/2008	10076196	E&R INDUSTRIAL SALES	Factory Supplies		$1,123.10	$1,123.10
7/31/2008	10076197	EDWARDS, DOUGLAS	Reimbursed Expenses		$73.50	$73.50
7/31/2008	10076198	FEDERAL EXPRESS CORP.	Postage		$97.64	$97.64
7/31/2008	10076199	FRAZA/FORKLIFTS	Monthly Forklift Rentals		$7,388.61	$7,388.61
7/31/2008	10076200	GATEWAY FREIGHT FORWARDING	Freight for materials		$800.00	$800.00
7/31/2008	10076201	GRIFFON STEEL	Materials - Steel		$3,058.85	$3,058.85
7/31/2008	10076202	ING LIFE INSUR. & ANNUITY CO.	Employee 401K Plans		$662.41	$662.41
7/31/2008	10076203	INSIGHT	Computer Supplies		$1,439.32	$1,439.32
7/31/2008	10076204	ISHRED	Office Supplies		$150.00	$150.00
7/31/2008	10076205	J & L WIRE CLOTH LLC	Factory Supplies		$21.62	$21.62
7/31/2008	10076206	KONSTANT PRODUCTS, INC.	Purchased Parts for Jobs		$14,669.64	$14,669.64
7/31/2008	10076207	LINCOLN FINANCIAL GROUP	Employee 401K Plans		$542.74	$542.74
7/31/2008	10076208	LINCOLN NATIONAL LIFE INS. CO.	Employee 401K Plans		$4,356.18	$4,356.18
7/31/2008	10076209	MICHIGAN PETROLEUM TECH INC.	Factory Supplies		$129.70	$129.70
7/31/2008	10076210	MID-CON FREIGHT SYSTEMS, INC	Freight for materials		$3,329.44	$3,329.44
7/31/2008	10076211	NEW DIMENSIONS	Factory Supplies		$87.75	$87.75
7/31/2008	10076212	NOWICKI, GINA	Reimbursed Expenses		$13.95	$13.95
7/31/2008	10076213	PITNEY BOWES, INC.	Postage		$41.37	$41.37
7/31/2008	10076214	RICHFIELD MANAGEMENT LLC	Garbage Dumpsters for shop		$313.95	$313.95
7/31/2008	10076215	RUMSEY, COLIN	Reimbursed Expenses		$62.62	$62.62
7/31/2008	10076216	SAMUEL STRAPPING SYSTEMS	Repairs & Maintenance		$53.87	$53.87
7/31/2008	10076217	SEIZMIC INC.	Engineering Services		$2,000.00	$2,000.00
7/31/2008	10076218	SOUTHEASTERN MICHIGAN GAS CO.	Utilities		$133.28	$133.28
7/31/2008	10076219	SPIRIT SERVICES CO	Factory Supplies		$219.14	$219.14
7/31/2008	10076220	SPRINT	Utilities		$525.21	$525.21
7/31/2008	10076221	STATE OF MICHIGAN	Sales Tax		$1,010.36	$1,010.36
7/31/2008	10076222	SUNRISE MANAGEMENT SERVICES	Garbage Dumpsters for shop		$675.21	$675.21
7/31/2008	10076223	TOUMA, WATSON, WHALING, COURY,	Legal Fees		$607.80	$607.80
7/31/2008	10076224	UNITED PARCEL SERVICE	Postage		$158.27	$158.27
7/31/2008	10076225	UNITED TESTING SYSTEMS	Calibration of factory tools		$960.00	$960.00
7/31/2008	10076226	USF HOLLAND INC.	Freight for materials		$582.90	$582.90
7/31/2008	10076227	WATER LADY, INC., THE	Water for shop		$69.37	$69.37
7/31/2008	10076228	LEASE-SERV TRANSPORTATION	Freight for materials		$1,709.82	$1,709.82
7/2/2008	ACH Transfer	ADP	Payroll Funding		$52,631.25	$52,631.25
7/9/2008	ACH Transfer	ADP	Payroll Funding		$131,916.68	$131,916.68
7/16/2008	ACH Transfer	ADP	Payroll Funding		$75,176.54	$75,176.54
7/23/2008	ACH Transfer	ADP	Payroll Funding		$141,335.05	$141,335.05
7/30/2008	ACH Transfer	ADP	Payroll Funding		$53,984.46	$53,984.46
						$—

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00	$3,305,449.60	$3,305,449.60

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT

BANK RECONCILIATION

Bank statement Date: 7/31/2008		Balance on Statement: $213,173.66

Plus deposits in transit (a):

	Deposit Date	Deposit Amount
	_______________	_______________
	_______________	_______________
	_______________	_______________
	_______________	_______________
	_______________	_______________
	_______________	_______________
TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
Payroll Checks	7/31/2008	21,266.68
75532	4/18/2008	250.00
75592	4/18/2008	2.63
76062	7/3/2008	354.06
76072	7/3/2008	6.36
76105	7/11/2008	103.00
76143	7/18/2008	48.56
76147	7/18/2008	39.50
76150	7/18/2008	1,150.00
76153	7/18/2008	86.36
76173	7/29/2008	648.08
76174	7/29/2008	471.70
76175	7/29/2008	895.30
76176	7/29/2008	214.13
76177	7/29/2008	9,750.00
76178	7/29/2008	975.00
76179	7/30/2008	123.05
76180	7/30/2008	105.44
76181	7/30/2008	52.31
76182	7/30/2008	2,150.00
76183	7/31/2008	82.00
76184	7/31/2008	1,107.80
76185	7/31/2008	971.15
76186	7/31/2008	396.00
76187	7/31/2008	768.76
76188	7/31/2008	785.88
76189	7/31/2008	594.70
76190	7/31/2008	510.04
76191	7/31/2008	300.00
76192	7/31/2008	1,259.07
76193	7/31/2008	650.00
76194	7/31/2008	3,076.04

76195	7/31/2008	102.68
76196	7/31/2008	1,123.10
76197	7/31/2008	73.50
76198	7/31/2008	97.64
76199	7/31/2008	7,388.61
76200	7/31/2008	800.00
76201	7/31/2008	3,058.85
76202	7/31/2008	662.41
76203	7/31/2008	1,439.32
76204	7/31/2008	150.00
76205	7/31/2008	21.62
76206	7/31/2008	14,669.64
76207	7/31/2008	542.74
76208	7/31/2008	4,356.18
76209	7/31/2008	129.70
76210	7/31/2008	3,329.44
76211	7/31/2008	87.75
76212	7/31/2008	13.95
76213	7/31/2008	41.37
76214	7/31/2008	313.95
76215	7/31/2008	62.62
76216	7/31/2008	53.87
76217	7/31/2008	2,000.00
76218	7/31/2008	133.28
76219	7/31/2008	219.14
76220	7/31/2008	525.21
76221	7/31/2008	1,010.36
76222	7/31/2008	675.21
76223	7/31/2008	607.80
76224	7/31/2008	158.27
76225	7/31/2008	960.00
76226	7/31/2008	582.90
76227	7/31/2008	69.37
76228	7/31/2008	1,709.82
TOTAL OUTSTANDING CHECKS:			96,363.90

Bank statement Adustments:
Explanation of Adjustments-			_____________________

ADJUSTED BANK BALANCE:			$ 116,809.76

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS

B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS

3. BEGINNING BALANCE:		0.00

4. RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)

5. BALANCE:		0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

TOTAL DISBURSEMENTS THIS PERIOD:***		0.00

7. ENDING BALANCE:		0.00

8. PAYROLL Account Number(s):	No Payroll Account on File

	____________
Depository Name & Location:	____________

	____________

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

TOTAL DISBURSEMENTS THIS PERIOD:				0.00

PAYROLL ACCOUNT

BANK RECONCILIATION

Bank statement Date: _____________		Balance on Statement: _____________

Plus deposits in transit (a):
	Deposit Date	Deposit Amount
	____________	____________
	____________	____________
	____________	____________
	____________	____________
	____________	____________
	____________	____________
TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
TOTAL OUTSTANDING CHECKS:			0.00
Bank statement Adjustments:
Explanation of Adjustments-			____________

ADJUSTED BANK BALANCE:			$ 0.00

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS

C. (TAX ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS	_______________

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS	_______________

3.	BEGINNING BALANCE:		0

4.	RECEIPTS DURING CURRENT PERIOD:

	(Transferred from General Account)	_______________

5.	BALANCE:		0.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***		0.00

7.	ENDING BALANCE:		0.00

8.	TAX Account Number(s):	No Tax Account on file
		_________________
	Depository Name & Location:	_________________
		_________________

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

TAX ACCOUNT

BANK RECONCILIATION

Bank statement Date: _____________________		Balance on Statement: _____________________

Plus deposits in transit (a):

	Deposit Date	Deposit Amount
	____________	____________
	____________	____________
	____________	____________
	____________	____________
	____________	____________
	____________	____________
TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:

Explanation of Adjustments-
ADJUSTED BANK BALANCE:			$0.00

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

I.D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:
(Provide a copy of monthly account statements for each of the below)
		General Account:	116,809.76
		Payroll Account:	0.00
		Tax Account:	0.00
*Other Accounts:	Receipts Account	686538539	2,863.93
	Flex Plan Account	754130706	4,369.59
*Other Monies:

	**Petty Cash (from below):		0.00

TOTAL CASH AVAILABLE:				124,043.28

Petty Cash Transactions:

Date	Purpose		Amount
			0.00

TOTAL PETTY CASH TRANSACTIONS:				0.00

*	Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#

**	Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS

AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due

TOTAL DUE:				0.00

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
		Gross Sales Subject to Sales Tax:

		Total Wages Paid:

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
	Federal Withholding
	State Withholding
	FICA- Employer’s Share
	FICA- Employee’s Share
	Federal Unemployment
	Sales and Use
	Real Property
Other:

	TOTAL:	0.00	0.00

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

			*Accounts Payable Post-Petition	Accounts Receivable
				Pre-Petition	Post-Petition
30 days or less			73,013.11	2,162,546.08	2,483,017.88
31 - 60 days				1,462,903.86	1,303,882.32
61 - 90 days				335,410.08	373,538.14
91 - 120 days				84,528.48	147,028.40
Over 120 days				154,797.96	486,038.92

TOTAL:			73,013.11	4,200,186.46	4,793,505.66

V. INSURANCE COVERAGE
		Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability		RSU Indemnity	10,000,000.00	5/31/2009	7/31/2008
Worker’s Compensation		AIG	1,000,000.00	5/31/2009	7/31/2008
Casualty		Hartford	2,000,000.00	5/31/2009	7/31/2008
Vehicle		Hartford	2,000,000.00	5/31/2009	7/31/2008
Others:

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00

		0.00		0.00	0.00

*	Post-Petition Accounts Payable SHOULD NOT include professionals’ fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals’ fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII. SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
Patrick Hook		16,566.58	16,566.58

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
Patrick Hook		travel, meeting exp & temp lodging	1,502.76

*	Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

IX. PROFIT AND LOSS STATEMENT

(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	3,229,908.00	8,758,224.00
Less: Returns/Discounts	20,739.00	40,760.00
Net Sales/Revenue	3,209,169.00	8,717,464.00
Cost of Goods Sold:
Beginning Inventory at cost	2,358,970.00	6,496,364.00
Purchases	2,003,115.00	5,841,970.00
Less: Ending Inventory at cost	2,275,544.00	6,744,390.00
Cost of Goods Sold (COGS)	2,086,541.00	5,593,944.00
Gross Profit	1,122,628.00	3,123,520.00
Other Operating Income (Itemize)	____________	____________
Operating Expenses:
Payroll - Insiders	19,793.84	59,381.51
Payroll - Other Employees	185,487.00	921,291.87
Payroll Taxes	30,809.00	92,361.61
Other Taxes (Itemize)	____________	0.00
Depreciation and Amortization	7,686.00	23,060.00
Rent Expense - Real Property	____________	0.00
Lease Expense - Personal Property	____________	0.00
Insurance	____________	0.00
Real Property Taxes	____________	0.00
Telephone and Utilities	____________	0.00
Repairs and Maintenance	____________	0.00
Travel and Entertainment (Itemize)	____________	0.00
Miscellaneous Operating Expenses (Itemize)	691,816.00	1,659,974.54
Total Operating Expenses	935,591.84	2,756,069.53
Net Gain/(Loss) from Operations	187,036.16	367,450.47
Non-Operating Income:	____________	____________
Interest Income
Net Gain on Sale of Assets (Itemize)	____________	____________
Other (Itemize)	____________	6.00
Total Non-Operating income	0.00	6.00
Non-Operating Expenses:
Interest Expense	19,512.00	8,943.00
Legal and Professional (Itemize)	____________	____________
Other (Itemize)	____________	____________
Total Non-Operating Expenses	19,512.00	8,943.00

NET INCOME/(LOSS)	167,524.16	358,513.47

(Attach exhibit listing all itemizations required above)

Eugene Welding Company

Schedule of Expenses

Jul-08

	Current Month	Cumulative Post-Petition	june Post-Petition
Purchased Parts	57,898.00	83,787.84	25,889.84
Paint	56,707.00	167,924.13	111,217.13
Outside Services	4,185.00	19,610.50	15,425.50
Variable Mfg. Overhead	325,421.00	761,993.89	436,572.89
Fixed Mfg. Overhead	177,735.00	412,124.85	234,389.85
Outbound Freight	1,750.00	9,563.00	7,813.00
Selling Expense	18,809.00	29,197.33	10,388.33
Administrative Expense	49,311.00	175,773.00	126,462.00

	691,816.00	1,659,974.54	968,158.51

X. BALANCE SHEET

(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:
Unrestricted Cash	124,043.00
Restricted Cash	____________
Accounts Receivable	4,734,287.00
Inventory	2,275,544.00
Notes Receivable	____________
Prepaid Expenses	366,086.00
Other - Intercompany	6,321,286.00
Total Current Assets		13,821,246.00
Property, Plant, and Equipment	799,433.00
Accumulated Depreciation/Depletion	(450,865.00)
Net Property, Plant, and Equipment		348,568.00
Other Assets (Net of Amortization):
Due from Insiders	____________
Other (Itemize)	____________
Total Other Assets		0.00

TOTAL ASSETS		14,169,814.00

LIABILITIES
Postpetition Liabilities:
Accounts Payable	112,873.00
Taxes Payable	____________
Notes Payable	____________
Professional fees	____________
Secured Debt	1,368,590.82
Other (Itemize)	99,803.88
Total Postpetition Liabilities		1,581,267.70
Prepetition Liabilities:
Secured Liabilities	7,969,803.00
Priority Liabilities	____________
Unsecured Liabilities	4,934,096.00
Other (Itemize)	173,637.30
Total Prepetition Liabilities		13,077,536.30
TOTAL LIABILITIES		14,658,804.00
EQUITY:
Prepetition Owners’ Equity	995,552.00
Postpetition Profit/(Loss)	358,513.00
Direct Charges to Equity	(1,843,055.00)
TOTAL EQUITY		(488,990.00)

TOTAL LIABILITIES & EQUITY		14,169,814.00

Eugene Welding Company

Schedule of Other Accrued Expenses - Post Petition

Jul-08

Current Month
Unions Dues Withheld	$—
Health Care Withholding Payable	$373.39
Commission Payable - VR Tubular	$1,659.40
Sales Tax Payable - Michigan	$—
Commission Payable - J & K Metal	$1,400.42
Accrued Single Business Tax	$9,000.00
401K Withheld	$3.00
Medical Premium Withholding Payable	$4,786.15
Michigan Drive Withheld	$50.50
Accrued Health Insurance Payable	$(14,983.53)
Accrued Salaried Payroll	$69,721.89
Accrued Hourly Payroll	$27,792.66

99,803.88

Eugene Welding Company

Schedule of Other Accrued Expenses - Pre Petition

Jul-08

	Apr 29 Pre-Petition	May - July Activity	July 31 Pre-Petition
Accrued Interest	$90,314.44	$(71,980.78)	$18,333.66
Accrued Hourly Vacation Pay	$51,445.61	$(81,854.88)	$(30,409.27)
Accrued Salary Vacation	$135,989.24	$(13,752.44)	$122,236.80
Customer Deposits	$3,225.66	$(3,214.53)	$11.13
Notes Payable - Other	$2,148.27	$—	$2,148.27
Commission Payable - Deluxe Systems	$930.86	$(646.12)	$284.74
Uniforms Withheld	$(1,188.38)	$(710.64)	$(1,899.02)
401K Withheld	$(2,565.54)		$(2,565.54)
Michigan Drive Withheld	$66.50		$66.50
Profit Sharing and 401K Loans Withheld	$12.98		$12.98
Accrued 401K Employer Match	$(1,165.39)		$(1,165.39)
Unions Dues Withheld	$2,602.00	$(33.98)	$2,568.02
Health Care Withholding Payable	$856.15		$856.15
Commission Payable - VR Tubular	$3,473.98		$3,473.98
Sales Tax Payable - Michigan	$—		$—
Commission Payable - J & K Metal	$—		$—
Accrued Single Business Tax	$32,129.58		$32,129.58
Medical Premium Withholding Payable	$27,554.71		$27,554.71
Accrued Salaried Payroll	$104,318.44	$(104,318.44)	$—
Accrued Hourly Payroll	$79,039.34	$(79,039.34)	$—
Accrued Health Insurance	$(40,668.66)	$40,668.66	$—
	$—	$—	$—

Total Pre Petition Expenses	$488,519.79	$(314,882.49)	$173,637.30

XI. QUESTIONAIRE

		No	Yes
1.	Has the debtor-in-posession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	☒	☐
Please see attached explanation

		No	Yes
2.	Has the debtor-in-posession during this reporting period provided compensation or rumuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:	☒	☐

3.	State what progress was made during the reporting period toward filing a plan of reorganization Auction process is underway for sale of assets

4.	Describe potential future developments which may have a significant impact on the case: none

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	☒	☐

I, Joseph T. Lendo, Chief Financial Officer
declare under penalty of perjury that I have fully read and uderstood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

/s/ Joseph T. Lendo
Joseph T. Lendo